                                                                     EXHIBIT 4.2

COMMON STOCK                                                    COMMON STOCK

                     [LOGO OF SMARTALK TELESERVICES, INC.]

INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR CERTAIN
  OF THE STATE OF CALIFORNIA                           DEFINITIONS AND A
                                                    STATEMENT AS TO RIGHTS,
                                                       PREFERENCES, PRIVILEGES
                                                    AND RESTRICTIONS, ON SHARES


          THIS CERTIFIES THAT                       CUSIP 83169A 10 0






          is the owner of

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                          SMARTALK TELESERVICES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:


           /s/ Andrew Folck             [SEAL]           /s/ Robert H. Lorsch

             CHIEF FINANCIAL OFFICER                PRESIDENT AND CHIEF
                                                     EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
              TRANSFER AGENT AND REGISTRAR
BY
                    AUTHORIZED SIGNATURE

     The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established, from time to time, by the Articles of Incorporation and by any certificate of determination of Preferences, and the number of shares constituting each series and class and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Public Relations Officer of the Corporation at its corporate headquarters in Los Angeles, California.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                                UNIF GIFT MIN ACT -- ............. Custodian .............
     TEN ENT -- as tenants by the entireties                                               (Cust)                (Minor)
     JT TEN  -- as joint tenants with right of                                           under Uniform Gifts to Minors
                survivorship and not as tenants in                                       Act .................................
                common                                                                                    (State)
                                                                     UNIF TRF MIN ACT -- ........ Custodian (until age ......)
                                                                                          (Cust)
                                                                                         ............. under Uniform Transfers
                                                                                            (Minor)
                                                                                         to Minors Act .......................
                                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

                              X ________________________________________________

                              X ________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed





By____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.